                                 SMITH BARNEY
                                 PREMIUM TOTAL
                                  RETURN FUND

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2002



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 [PHOTO]                                 [PHOTO]


   ROSS S. MARGOLIES, PORTFOLIO MANAGER  MARK J. McALLISTER, PORTFOLIO MANAGER

     [GRAPHIC]
          Classic Series

  Semi-Annual Report . June 30, 2002

  SMITH BARNEY
  PREMIUM TOTAL RETURN FUND


      ROSS S. MARGOLIES

      Ross S. Margolies has more than 21 years of securities business experience.

      Education: BA in Economics from John Hopkins University; MBA in Finance from New York University

      MARK J. McALLISTER

      Mark J. McAllister has more than 15 years of investment industry experience.

      Education: BS in Accounting from St. John's University; MBA from New York University

      FUND OBJECTIVE

      The Fund seeks total return (that is, a combination of income and long-term capital appreciation.)

      FUND FACTS

      FUND INCEPTION
      -----------------
      September 16, 1985

      MANAGER TENURE
      -----------------
      10 Years (Ross S. Margolies)
      3 Years (Mark J. McAllister)

      MANAGERS' INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      36 Years

                     CLASS A CLASS B CLASS L CLASS O
----------------------------------------------------
NASDAQ                SOPAX   SOPTX   SBPLX   SPTCX
----------------------------------------------------
INCEPTION            11/6/92 9/16/85 6/15/98 6/1/93
----------------------------------------------------






Average Annual Total Returns as of June 30, 2002*


                         Without Sales Charges/(1)/
                     Class A  Class B  Class L  Class O
-------------------------------------------------------
Six-Month+           (11.38)% (11.52)% (11.67)% (11.57)%
-------------------------------------------------------
One-Year             (15.14)  (15.52)  (15.73)  (15.55)
-------------------------------------------------------
Five-Year              2.29     1.78      N/A     1.79
-------------------------------------------------------
Ten-Year                N/A     8.33      N/A      N/A
-------------------------------------------------------
Since Inception++      8.78    10.23    (1.61)    7.97
-------------------------------------------------------

                           With Sales Charges/(2)/
                     Class A  Class B  Class L  Class O
-------------------------------------------------------
Six-Month+           (15.83)% (15.85)% (13.43)% (12.44)%
-------------------------------------------------------
One-Year             (19.37)  (19.56)  (17.39)  (16.36)
-------------------------------------------------------
Five-Year              1.25     1.67      N/A     1.79
-------------------------------------------------------
Ten-Year                N/A     8.33      N/A      N/A
-------------------------------------------------------
Since Inception++      8.20    10.23    (1.85)    7.97
-------------------------------------------------------
/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992,
   September 16, 1985, June 15, 1998 and June 1, 1993, respectively.


What's Inside
Your Investment in the Smith Barney
 Premium Total Return Fund..................................................1
Letter to Our Shareholders..................................................2
Fund at a Glance............................................................5
Historical Performance......................................................6
Growth of $10,000...........................................................9
Schedule of Investments....................................................10
Statement of Assets and Liabilities........................................22
Statement of Operations....................................................23
Statements of Changes in Net Assets........................................24
Notes to Financial Statements..............................................25
Financial Highlights.......................................................31

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY PREMIUM
                               TOTAL RETURN FUND

[GRAPHIC] Income and Broad Market Participation with Some Downside Protection
          Managers Ross S. Margolies and Mark J. McAllister seek to uncover tomorrow's growth and income opportunities.

[GRAPHIC] Diversification Matters
          Because the best performing asset class can change from year to year, we believe investing across asset classes makes sense. Your investment in the Fund offers you a convenient way to participate in different asset classes. This combination may potentially help reduce overall risk to your portfolio. Keep in mind, diversification does not assure against market loss.

[GRAPHIC] An Asset Allocation Model
          Ross S. Margolies and Mark J. McAllister use an asset allocation model which includes a combination of equity securities, fixed income securities with a participation in index futures, options and cash.* The strategic combination of these three elements looks to provide current income while maintaining the potential to provide most of the stock market's long-term appreciation, yet more downside protection than the market as a whole. Please note that the Fund's asset allocation is subject to change.

[GRAPHIC] A Commitment to Managing Your Serious Money
          Citigroup Asset Management, the investment management division of Citigroup, is comprised of Smith
          Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset
          Management, organizations with powerful investment capabilities.

          Citigroup Asset Management, as a member of one of the largest financial services providers in the world, offers you the benefits of our unparalleled global capabilities.

          At Citigroup Asset Management, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

--------
* Please note that the Fund's asset allocation is subject to change. Futures (forward contracts traded on an established exchange) and options (contracts that represent the right to buy and sell an underlying asset by a specified time for a specified price) are also known as derivative contracts. A derivative is commonly defined as a financial instrument whose value is "derived" from, or based on, an underlying security, asset or index. Derivatives are subject to the same fundamental relationship between risk and potential return as are all investments. The higher the risk of a derivative, the greater its potential return. The lower the risk of the derivative, the lower its potential return. The Premium Total Return Fund may, but not need to, use derivative contracts, such as futures and options on securities, securities indices, options on futures, and swaps in order to hedge against the impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates, as a substitute for buying and selling securities, and to increase the Fund's total return. Please note that even a small investment in derivative contracts can disproportionately increase losses and reduce opportunities for gains when stock prices and interest rates are changing. Moreover, the Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. The use of derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.


    1 Smith Barney Premium Total Return Fund  | 2002 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,

Enclosed herein is the semi-annual report for the Smith Barney Premium Total Return Fund ("Fund") for the period ended June 30, 2002. In this report, we discuss stock market conditions and review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the sections that follow. We hope you find this report to be informative and useful.

Special Shareholder Notice
Effective May 15, 2002, Mark J. McAllister, a director of Salomon Brothers Asset Management Inc, the sub-adviser, will be jointly responsible with Ross S. Margolies, a managing director of the sub-adviser, for the day-to-day management of the Fund's portfolio. Mr. McAllister has 15 years of investment experience. Mr. Margolies has been responsible for the day-to-day management of the Fund's portfolio since 1999.

Performance Update
For the six months ended June 30, 2002, the Fund's Class A shares, without sales charges, returned negative 11.38%. The Fund outperformed the S&P 500 Index/1/, which returned negative 13.15% over the same period. Past performance is not indicative of future results.

Investment Strategy
The Fund seeks total return (that is, a combination of income and long-term capital appreciation). The Fund invests in equity and fixed-income securities of both U.S. and foreign issuers. The Fund seeks to generate income and appreciation by allocating fund assets to income and non-income producing equity and equity related securities, including common stocks, real estate investment trusts and convertible securities. To generate income and enhance exposure to the equity markets, the Fund will purchase investment-grade and high-yield fixed-income securities or unrated securities of equivalent quality along with options on securities indices. Securities rated below investment-grade are commonly referred to as junk bonds. Fixed-income securities may be of any maturity.

By investing in a combination of equity and fixed-income securities, the Fund seeks to produce a pattern of total return that moves with the S&P 500 Index, while generating high income. The Fund may also use options, futures and options on futures to increase exposure to part of all of the market or to hedge against adverse changes in the market value of its securities.

Market Commentary and Portfolio Update
The stock market continued its negative performance in the first half of 2002, with the S&P 500 Index finishing down 13.15% for the period. The S&P 500 Index and Nasdaq Composite Index/2/ both ended the period slightly above their post-September 11, 2001 lows, despite the continuing moderate economic recovery.


--------
1The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


     2 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

The hangover from the capital spending binge in the technology and telecommunications sectors is still being felt in those companies' earnings results and share prices. Despite the declines in share prices that these sectors experienced in 2000 and 2001, many stocks of these companies were still trading at very high price-to-earnings ("P/E")/3/ multiples at the beginning of 2002. Demand for these firms' products and services remains weak and investors have continued to reduce their holdings in these sectors.

The widely reported disclosures of fraudulent financial reporting and insider dealing at a number of prominent U.S. corporations have injured investors' confidence in the integrity of the U.S. capital markets. This has led to investigations by the Securities & Exchange Commission ("SEC") and the Department of Justice, Congressional hearings and regulatory and legislative proposals to tighten financial reporting standards and increase the criminal and financial penalties for various "white-collar" crimes. We anticipate that investors will remain wary until the wave of new revelations abates, appropriate steps are taken to punish those who are guilty of these offenses and additional safeguards are provided for the investment community to prevent a recurrence.

Much of the Fund's performance in the first half of the year relative to the S&P 500 Index is attributable to sector and asset allocation. The Fund's REIT ("Real Estate Investment Trust"), healthcare, consumer staples and fixed-income holdings generated returns significantly better than those of the S&P 500 Index. The top contributors to the Fund's performance in the first half included Novartis AG, HCA Inc., Sinclair Broadcast Group, ProLogis and AMB Property Corp. Two of these are healthcare companies and two are REITs. The worst performers were AT&T Wireless, Comverse Technology, Sun Microsystems, AT&T Corp. and Safeway Inc.

June was a particularly difficult month in terms of the Fund's performance, during which time many of the Fund's technology and telecommunications holdings sharply declined. The Fund had previously increased many of its positions in these securities after they declined substantially to what we considered to be attractive prices, but in June these securities continued to decline.

The Fund has been selectively buying common stock and convertible securities of those technology companies that we feel offer long-term potential in their industries and whose shares trade at small premiums to their net cash holdings. While this strategy has slightly increased the overall risk of the portfolio, we are exercising it at a time when valuations are depressed and we believe that, in essence, the Fund is being paid to take the risk in the form of additional appreciation potential. The Fund has also added to its positions in securities of those telecommunications firms that, according to our research, have sound balance sheets and strong market positions. We believe that these ideas offer risk/reward opportunities at current valuations.

Finally, the Fund has increased its allocation to the high-yield/4/ market. The high-yield market is currently depressed, but we believe there are signs that defaults may be peaking, which is generally one of the precursors to improved performance in that market./5/


--------
3P/E ratio is a stock's price divided by its earning per share.
4Investments in high-yield securities commonly known as "junk bonds", involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.
5Past performance is not indicative of future results.


     3 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

Market Outlook

We expect the economic recovery to continue its modest pace throughout the remainder of the year and believe the U.S. Federal Reserve Board is unlikely to raise interest rates until it sees signs of significantly stronger economic growth, especially a revival of labor demand. Given that many companies had depressed earnings in the third and fourth quarters of 2001 and continuing strong productivity performance over more recent periods, we believe companies in general should report more favorable year-over-year profit growth on a percentage basis over the coming third and fourth quarters. This may serve to strengthen investor confidence in the equity market and lead to higher share prices. We believe that the Fund is well positioned for this environment.

We appreciate your investment in the Smith Barney Premium Total Return Fund and look forward to diligently addressing your investment-management needs in the future.

Sincerely,

/s/ Heath B. McLendon               /s/ Ross S. Margolies /s/ Mark J. McAllister
Heath B. McLendon                   Ross S. Margolies     Mark J. McAllister
Chairman                            Investment Officer    Investment Officer

July 20, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 20 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.


     4 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

        SMITH BARNEY PREMIUM TOTAL RETURN FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+


 1. SAFEWAY INC................... 3.3%
 2. AT&T WIRELESS SERVICES INC.... 3.1
 3. COSTCO WHOLESALE CORP......... 2.6
 4. INVITROGEN CORP............... 2.3
 5. COMVERSE TECHNOLOGY, INC...... 2.2
 6. LUCENT TECHNOLOGIES INC....... 2.1
 7. AT&T CORP..................... 1.8
 8. CIENA CORP.................... 1.8
 9. PARTNERRE LTD................. 1.5
10. SUN MICROSYSTEMS, INC......... 1.5





                           SECTOR DIVERSIFICATION*++

                  [CHART]

Communications                          11.2%
Consumer Cyclicals                       8.7%
Consumer Non-Cyclicals                   8.7%
Energy                                   0.5%
Financials                               9.2%
Healthcare                              18.6%
Real Estate Investment Trusts           15.9%
Technology                              27.2%

                             INVESTMENT BREAKDOWN*@

                                    [CHART]


Convertible Bonds                       15.3%
Corporate Bonds                         36.9%
Purchased Options                        0.7%
Common Stock                            35.2%
Asset-Backed Securities                  6.0%
Convertible Preferred Stock              5.4%
Preferred Stock                          0.5%


* All information is as of June 30, 2002. Please note that Fund's holdings are subject to change.
+ As a percentage of total investments excluding short-term securities. Weightings include all securities of the issuer that are owned by the Fund including common stocks, preferred stocks, convertible preferred stocks, corporate bonds, convertible bonds and asset-backed securities.
++ As a percentage of total equity (including common stock, preferred stock, convertible preferred stock and convertible bonds).
@  As a percentage of total investments.


     5 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                      Net Asset Value
                                    -------------------
                                    Beginning    End     Income   Capital Gain    Return        Total
Period Ended                        of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
-----------------------------------------------------------------------------------------------------------
6/30/02                              $14.56    $12.60     $0.33      $ 0.00       $0.00        (11.38)%+
---------------------------------------------------------------------------------------------------------
12/31/01                              16.19     14.56      0.78        0.28        0.00         (3.65)
---------------------------------------------------------------------------------------------------------
12/31/00                              18.07     16.19      0.77        2.23        0.00          6.48
---------------------------------------------------------------------------------------------------------
12/31/99                              21.38     18.07      0.49        3.86        0.00          5.37
---------------------------------------------------------------------------------------------------------
12/31/98                              22.19     21.38      0.25        1.89        0.00          6.20
---------------------------------------------------------------------------------------------------------
12/31/97                              19.14     22.19      0.38        1.25        0.00         25.19
---------------------------------------------------------------------------------------------------------
12/31/96++                            17.40     19.14      0.16        0.47        0.00         13.80+
---------------------------------------------------------------------------------------------------------
7/31/96                               16.33     17.40      0.37        0.91        0.00         14.76
---------------------------------------------------------------------------------------------------------
7/31/95                               15.69     16.33      0.43        0.14        0.71         12.92
---------------------------------------------------------------------------------------------------------
7/31/94                               15.65     15.69      0.55        0.52        0.21          8.65
---------------------------------------------------------------------------------------------------------
Inception** -- 7/31/93                15.15     15.65      0.20        0.49        0.33         10.31+
---------------------------------------------------------------------------------------------------------
Total                                                     $4.71      $12.04       $1.25
---------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                      Net Asset Value
                                    -------------------
                                    Beginning    End     Income   Capital Gain    Return        Total
Period Ended                        of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
-----------------------------------------------------------------------------------------------------------
6/30/02                              $14.44    $12.51     $0.29      $ 0.00       $0.00        (11.52)%+
---------------------------------------------------------------------------------------------------------
12/31/01                              16.05     14.44      0.69        0.28        0.00         (4.14)
---------------------------------------------------------------------------------------------------------
12/31/00                              17.94     16.05      0.67        2.23        0.00          5.87
---------------------------------------------------------------------------------------------------------
12/31/99                              21.26     17.94      0.39        3.86        0.00          4.85
---------------------------------------------------------------------------------------------------------
12/31/98                              22.17     21.26      0.23        1.89        0.00          5.64
---------------------------------------------------------------------------------------------------------
12/31/97                              19.14     22.17      0.29        1.25        0.00         24.55
---------------------------------------------------------------------------------------------------------
12/31/96++                            17.40     19.14      0.12        0.47        0.00         13.57+
---------------------------------------------------------------------------------------------------------
7/31/96                               16.33     17.40      0.29        0.91        0.00         14.21
---------------------------------------------------------------------------------------------------------
7/31/95                               15.69     16.33      0.34        0.14        0.72         12.36
---------------------------------------------------------------------------------------------------------
7/31/94                               15.65     15.69      0.49        0.52        0.20          8.12
---------------------------------------------------------------------------------------------------------
7/31/93                               15.21     15.65      0.19        0.63        0.44         11.68
---------------------------------------------------------------------------------------------------------
7/31/92                               14.26     15.21      0.22        0.00        0.98         15.68
---------------------------------------------------------------------------------------------------------
Total                                                     $4.21      $12.18       $2.34
---------------------------------------------------------------------------------------------------------


     6 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                          Net Asset Value
                        -------------------
                        Beginning    End     Income   Capital Gain    Return        Total
Period Ended            of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
-----------------------------------------------------------------------------------------------
6/30/02                  $14.48    $12.54     $0.27       $0.00       $0.00        (11.67)%+
----------------------------------------------------------------------------------------------
12/31/01                  16.08     14.48      0.64        0.28        0.00         (4.35)
----------------------------------------------------------------------------------------------
12/31/00                  17.97     16.08      0.62        2.23        0.00          5.58
----------------------------------------------------------------------------------------------
12/31/99                  21.29     17.97      0.34        3.86        0.00          4.60
----------------------------------------------------------------------------------------------
Inception** -- 12/31/98   23.06     21.29      0.00*       1.82        0.00          0.36+
----------------------------------------------------------------------------------------------
Total                                         $1.87       $8.19       $0.00
----------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return        Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
----------------------------------------------------------------------------------------------
6/30/02                 $14.45    $12.51     $0.29      $ 0.00       $0.00        (11.57)%+
---------------------------------------------------------------------------------------------
12/31/01                 16.07     14.45      0.69        0.28        0.00         (4.16)
---------------------------------------------------------------------------------------------
12/31/00                 17.95     16.07      0.68        2.23        0.00          5.97
---------------------------------------------------------------------------------------------
12/31/99                 21.28     17.95      0.40        3.86        0.00          4.83
---------------------------------------------------------------------------------------------
12/31/98                 22.18     21.28      0.23        1.89        0.00          5.69
---------------------------------------------------------------------------------------------
12/31/97                 19.15     22.18      0.30        1.25        0.00         24.60
---------------------------------------------------------------------------------------------
12/31/96++               17.41     19.15      0.12        0.47        0.00         13.58+
---------------------------------------------------------------------------------------------
7/31/96                  16.33     17.41      0.29        0.91        0.00         14.30
---------------------------------------------------------------------------------------------
7/31/95                  15.69     16.33      0.35        0.14        0.71         12.36
---------------------------------------------------------------------------------------------
7/31/94                  15.65     15.69      0.49        0.52        0.20          8.12
---------------------------------------------------------------------------------------------
Inception** -- 7/31/93   15.45     15.65      0.04        0.09        0.07          2.60+
---------------------------------------------------------------------------------------------
Total                                        $3.88      $11.64       $0.98
---------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return        Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)(2)/
----------------------------------------------------------------------------------------------
6/30/02                 $14.71    $12.74     $0.36      $ 0.00       $0.00        (11.17)%+
---------------------------------------------------------------------------------------------
12/31/01                 16.36     14.71      0.84        0.28        0.00         (3.33)
---------------------------------------------------------------------------------------------
12/31/00                 18.22     16.36      0.81        2.23        0.00          6.81
---------------------------------------------------------------------------------------------
12/31/99                 21.49     18.22      0.53        3.86        0.00          5.72
---------------------------------------------------------------------------------------------
12/31/98                 22.24     21.49      0.27        1.89        0.00          6.56
---------------------------------------------------------------------------------------------
12/31/97                 19.17     22.24      0.44        1.25        0.00         25.61
---------------------------------------------------------------------------------------------
12/31/96++               17.42     19.17      0.18        0.47        0.00         13.95+
---------------------------------------------------------------------------------------------
Inception** -- 7/31/96   17.57     17.42      0.21        0.46        0.00          2.93+
---------------------------------------------------------------------------------------------
Total                                        $3.64      $10.44       $0.00
---------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


     7 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS/(2)/


                                             Without Sales Charges/(1)/
                                    --------------------------------------------
                                    Class A  Class B  Class L  Class O  Class Y
--------------------------------------------------------------------------------
Six Months Ended 6/30/02+           (11.38)% (11.52)% (11.67)% (11.57)% (11.17)%
-------------------------------------------------------------------------------
Year Ended 6/30/02                  (15.14)  (15.52)  (15.73)  (15.55)  (14.77)
-------------------------------------------------------------------------------
Five Years Ended 6/30/02              2.29     1.78      N/A     1.79     2.65
-------------------------------------------------------------------------------
Ten Years Ended 6/30/02                N/A     8.33      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception** through 6/30/02           8.78    10.23    (1.61)    7.97     6.79
-------------------------------------------------------------------------------

                                              With Sales Charges/(3)/
                                    --------------------------------------------
                                    Class A  Class B  Class L  Class O  Class Y
--------------------------------------------------------------------------------
Six Months Ended 6/30/02+           (15.83)% (15.85)% (13.43)% (12.44)% (11.17)%
-------------------------------------------------------------------------------
Year Ended 6/30/02                  (19.37)  (19.56)  (17.39)  (16.36)  (14.77)
-------------------------------------------------------------------------------
Five Years Ended 6/30/02              1.25     1.67      N/A     1.79     2.65
-------------------------------------------------------------------------------
Ten Years Ended 6/30/02                N/A     8.33      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception** through 6/30/02           8.20    10.23    (1.85)    7.97     6.79
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(2)/

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class A (Inception** through 6/30/02)                 125.11%
---------------------------------------------------------------------
Class B (6/30/92 through 6/30/02)                     122.68
---------------------------------------------------------------------
Class L (Inception** through 6/30/02)                  (6.36)
---------------------------------------------------------------------
Class O (Inception** through 6/30/02)                 100.65
---------------------------------------------------------------------
Class Y (Inception** through 6/30/02)                  52.23
---------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Amount represents less than $0.01 per share.
 ++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.
 + Total return is not annualized, as it may not be representative of the total return for the year.
** Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993 and February 7, 1996,
    respectively.


     8 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



Growth of $10,000 Invested in Class B Shares of the
Smith Barney Premium Total Return Fund vs. S&P 500 Index+
--------------------------------------------------------------------------------
                            June 1992 -- June 2002



                                    [CHART]



        Smith Barney Premium
         Total Return Fund     S&P 500 Index
        --------------------   -------------
 6/92          $10,000            $10,000
12/92           10,735             10,834
12/93           11,936             11,923
12/94           12,284             12,080
12/95           14,967             16,614
12/96           17,974             19,150
12/97           22,387             25,538
12/98           23,649             32,877
12/99           24,796             39,792
12/00           26,252             36,170
12/01           25,166             31,874
 6/02           22,268             27,683


+Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2002. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     9 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                  JUNE 30, 2002



 SHARES                         SECURITY                          VALUE
---------------------------------------------------------------------------
COMMON STOCK -- 35.2%
Communications -- 3.8%
1,500,000 AT&T Corp. (a)                                       $ 16,050,000
4,500,000 AT&T Wireless Services Inc. (a)(b)                     26,325,000
  550,000 Dobson Communications Corp., Class A Shares (b)           473,000
  160,000 General Motors Corp., Class H Shares (a)(b)             1,664,000
  237,500 Genuity Inc., Class A Shares (a)(b)                       902,500
1,919,225 UnitedGlobalCom, Inc., Class A Shares (b)               5,277,869
  200,000 Verizon Communications Inc.                             8,030,000
---------------------------------------------------------------------------
                                                                 58,722,369
---------------------------------------------------------------------------
Consumer Cyclicals -- 4.0%
    2,800 Aeropostale, Inc. (b)                                      76,636
   24,200 American Eagle Outfitters, Inc. (a)(b)                    511,588
   18,000 Bed Bath & Beyond Inc. (a)(b)                             679,320
   20,000 Circuit City Stores - Circuit City Group (a)              375,000
1,012,300 Costco Wholesale Corp. (a)(b)(c)                       39,095,026
   39,000 Delphi Corp.                                              514,800
  208,100 Federated Department Stores, Inc. (b)(c)                8,261,570
   48,000 Ford Motor Co. (a)                                        768,000
   52,000 The Gap, Inc.                                             738,400
   11,000 General Motors Corp. (a)                                  587,950
   37,000 The Home Depot, Inc.                                    1,359,010
3,304,000 Kmart Corp. (b)                                         3,403,120
   14,500 Lowe's Cos., Inc.                                         658,300
   10,000 The Neiman Marcus Group, Inc., Class A Shares (a)(b)      347,000
   19,800 Staples, Inc. (b)                                         390,060
   45,500 Visteon Corp. (a)                                         646,100
   47,700 Wal-Mart Stores, Inc. (a)                               2,623,977
    9,400 Zale Corp. (b)                                            340,750
---------------------------------------------------------------------------
                                                                 61,376,607
---------------------------------------------------------------------------
Consumer Non-Cyclicals -- 4.6%
   15,000 The Coca-Cola Co. (a)                                     840,000
   11,000 Colgate-Palmolive Co. (a)                                 550,550
   12,000 Darden Restaurants, Inc.                                  296,400
   21,900 The Estee Lauder Cos. Inc., Class A Shares (a)            770,880
   14,200 General Mills, Inc.                                       625,936
   21,000 The Gillette Co. (a)                                      711,270
   13,000 H.J. Heinz Co.                                            534,300
   13,100 Hain Celestial Group, Inc. (a)(b)                         242,350
  148,300 Hormel Foods Corp.                                      3,550,302
   15,000 Kimberly-Clark Corp.                                      930,000
  400,000 Liberty Media Corp., Class A Shares (b)                 4,000,000
   23,200 McDonald's Corp.                                          660,040
  300,000 The News Corp. Ltd., ADR (a)                            5,925,000
   16,000 The Pepsi Bottling Group, Inc.                            492,800
   21,000 PepsiCo, Inc.                                           1,012,200
   39,000 Philip Morris Cos. Inc.                                 1,703,520
   12,000 The Procter & Gamble Co.                                1,071,600
1,520,000 Safeway Inc. (b)(c)                                    44,368,800

                      See Notes to Financial Statements.


    10 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    JUNE 30, 2002



SHARES                     SECURITY                       VALUE
-------------------------------------------------------------------
Consumer Non-Cyclicals -- 4.6% (continued)
 24,000 Sara Lee Corp. (a)                             $    495,360
 12,000 Unilever N.V., NY Shares (a)                        777,600
  9,000 Wendy's International, Inc. (a)                     358,470
 50,000 Young Broadcasting Inc., Class A Shares (b)         889,000
-------------------------------------------------------------------
                                                         70,806,378
-------------------------------------------------------------------
Financials -- 3.6%
 28,000 American Express Co.                              1,016,960
110,602 American International Group, Inc. (a)            7,546,374
 40,000 Arthur J. Gallagher & Co.                         1,386,000
 45,000 Bank of America Corp.                             3,166,200
 20,000 The Bank of New York Co., Inc.                      675,000
     20 Berkshire Hathaway Inc., Class A Shares (a)(b)    1,336,000
  6,000 Capital One Financial Corp. (a)                     366,300
 20,000 Comerica Inc.                                     1,228,000
 20,000 Fifth Third Bancorp                               1,333,000
270,000 FleetBoston Financial Corp. (a)                   8,734,500
 63,000 Freddie Mac                                       3,855,600
  3,000 Golden West Financial Corp.                         206,340
 16,000 The Goldman Sachs Group, Inc.                     1,173,600
 12,000 The Hartford Financial Services Group, Inc.         713,640
 12,000 Household International, Inc.                       596,400
 16,000 IPC Holdings, Ltd. (a)(b)                           488,640
 44,000 J.P. Morgan Chase & Co. (a)                       1,492,480
 84,500 Knight Trading Group, Inc. (a)(b)                   442,780
  6,400 M&T Bank Corp.                                      548,864
 13,200 Marsh & McLennan Cos., Inc. (a)                   1,275,120
 18,000 MBNA Corp.                                          595,260
 13,500 Mellon Financial Corp.                              424,305
 60,000 Merrill Lynch & Co., Inc.                         2,430,000
 45,000 PartnerRe Ltd. (a)                                2,202,750
 15,000 PNC Financial Services Group                        784,200
  9,000 State Street Cos. (a)                               402,300
 50,000 U.S. Bancorp (a)                                  1,167,500
 50,000 W.P. Stewart & Co., Ltd.                          1,276,000
 30,000 Wachovia Corp.                                    1,145,400
 30,000 Washington Mutual, Inc. (a)                       1,113,300
 63,000 Wells Fargo & Co. (a)                             3,153,780
 41,000 XL Capital Ltd., Class A Shares (a)               3,472,700
-------------------------------------------------------------------
                                                         55,749,293
-------------------------------------------------------------------
Healthcare -- 5.7%
 25,000 Abbott Laboratories                                 941,250
 19,500 Alcon, Inc. (a)(b)                                  667,875
385,000 Amersham PLC                                      3,404,545
118,000 Amersham PLC ADR (a)                              5,234,480
 90,000 Amgen Inc. (a)(b)                                 3,769,200
        Applera Corp.:
200,000  Applied Biosystems Group                         3,898,000
 50,000  Celera Genomics Group (b)                          600,000
 85,000 Biogen, Inc. (a)(b)                               3,521,550

                      See Notes to Financial Statements.


    11 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    JUNE 30, 2002



SHARES                          SECURITY                             VALUE
------------------------------------------------------------------------------
Healthcare -- 5.7% (continued)
170,900 Celgene Corp. (a)(b)                                      $  2,614,770
 98,300 Cephalon, Inc. (a)(b)                                        4,443,160
 14,500 CTI Molecular Imaging, Inc. (b)                                332,630
100,000 CuraGen Corp. (b)                                              563,000
200,000 DJ Orthopedics Inc. (b)                                      1,640,000
 70,000 Guidant Corp. (b)                                            2,116,100
156,300 Invitrogen Corp. (a)(b)                                      5,003,163
150,000 Isis Pharmaceuticals, Inc. (a)(b)                            1,426,500
128,000 Ligand Pharmaceuticals Inc., Class B Shares (a)(b)           1,856,000
 60,000 Neurocrine Biosciences, Inc. (a)(b)                          1,719,000
200,000 Novartis AG, ADR (a)                                         8,766,000
 69,000 Pfizer Inc.                                                  2,415,000
211,000 Pharmacia Corp.                                              7,901,950
129,000 QLT Inc. (a)(b)                                              1,722,150
105,000 Schering-Plough Corp.                                        2,583,000
124,800 St. Jude Medical, Inc. (b)                                   9,216,480
166,200 Teva Pharmaceutical Industries Ltd., ADR (a)                11,098,836
------------------------------------------------------------------------------
                                                                    87,454,639
------------------------------------------------------------------------------
Real Estate Investment Trust -- 8.0%
103,000 Alexandria Real Estate Equities, Inc.                        5,082,020
265,000 AMB Property Corp.                                           8,215,000
 90,000 Apartment Investment & Management Co., Class A Shares (a)    4,428,000
143,250 Archstone-Smith Trust                                        3,824,775
130,000 Avalonbay Communities, Inc.                                  6,071,000
 71,200 Boston Properties, Inc. (a)                                  2,844,440
175,000 BRE Properties, Inc., Class A Shares                         5,444,250
181,900 CarrAmerica Realty Corp.                                     5,611,615
151,500 Cousins Properties, Inc.                                     3,751,140
200,000 Developers Diversified Realty Corp.                          4,500,000
186,000 Duke Realty Corp.                                            5,384,700
275,982 Equity Office Properties Trust (a)                           8,307,058
100,000 Equity Residential                                           2,875,000
 47,000 Federal Realty Investment Trust                              1,302,370
 75,000 Heritage Property Investment Trust                           2,003,250
210,000 Highwoods Properties, Inc.                                   5,460,000
105,500 Kimco Realty Corp.                                           3,533,195
 55,000 The Macerich Co.                                             1,705,000
 54,000 Mission West Properties Inc. (a)                               658,260
 93,000 Pan Pacific Retail Properties, Inc. (a)                      3,178,740
340,000 ProLogis (a)                                                 8,840,000
160,000 PS Business Parks, Inc., Class A Shares                      5,592,000
 85,000 Public Storage, Inc. (a)                                     3,153,500
 94,000 Regency Centers Corp.                                        2,787,100
181,800 The Rouse Co.                                                5,999,400
120,000 Simon Property Group, Inc. (a)                               4,420,800
160,000 Vornado Realty Trust                                         7,392,000
------------------------------------------------------------------------------
                                                                   122,364,613
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    12 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002



      SHARES                             SECURITY                          VALUE
------------------------------------------------------------------------------------
Technology -- 5.5%
         2,000,000 3Com Corp. (b)                                       $  8,800,000
            50,000 ADC Telecommunications, Inc. (b)                          114,500
             5,000 Adobe Systems Inc. (a)                                    142,500
            35,000 Advanced Fibre Communications, Inc. (b)                   578,900
                   Agere Systems Inc.:
             1,077   Class A Shares (b)                                        1,508
            26,456   Class B Shares (b)                                       39,684
            40,000 Agilent Technologies, Inc. (b)                            946,000
            80,000 American Power Conversion Corp. (a)(b)                  1,010,400
            40,000 AOL Time Warner Inc. (b)                                  588,400
           150,000 BMC Software, Inc. (a)(b)                               2,490,000
            40,000 Cadence Design Systems, Inc. (a)(b)                       644,800
            40,000 Celestica Inc. (a)(b)                                     908,400
            50,000 CIENA Corp. (a)(b)                                        209,500
         2,810,000 Comverse Technology, Inc. (b)                          26,020,600
            10,000 Concord EFS, Inc. (a)(b)                                  301,400
            30,000 Dell Computer Corp. (b)                                   784,200
         4,000,000 i2 Technologies, Inc. (b)                               5,920,000
            20,000 Intel Corp.                                               365,400
            60,000 J.D. Edwards & Co. (a)(b)                                 729,000
           100,000 Lucent Technologies Inc. (a)(b)                           166,000
            30,000 Microsoft Corp. (b)                                     1,641,000
            65,000 Microtune, Inc. (a)(b)                                    579,150
            90,000 Millipore Corp. (a)(b)                                  2,878,200
            70,000 Motorola, Inc.                                          1,009,400
            20,000 Network Associates, Inc. (a)(b)                           385,400
           130,000 Nokia Oyj ADR                                           1,882,400
            50,000 Polycom, Inc. (a)(b)                                      599,500
            18,700 Semtech Corp. (a)(b)                                      499,290
            70,000 Solectron Corp. (a)(b)                                    430,500
            25,000 STMicroelectronics N.V., NY Shares                        608,250
         4,490,000 Sun Microsystems, Inc. (b)                             22,494,900
            20,000 Tellabs, Inc. (a)(b)                                      124,000
            10,000 Texas Instruments Inc.                                    237,000
           127,100 Viant Corp. (b)                                           155,062
------------------------------------------------------------------------------------
                                                                          84,285,244
------------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost -- $655,730,822)                                540,759,143
------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 5.4%
Consumer Cyclicals -- 0.9%
           200,000 Ford Motor Co., Capital Trust II, 6.500% due 1/15/32   11,250,000
           350,000 Kmart Financing I, 7.750% due 6/15/16 (b)(d)            2,100,000
            16,000 Toys "R" Us, Inc., 6.250% due 8/16/05                     820,800
------------------------------------------------------------------------------------
                                                                          14,170,800
------------------------------------------------------------------------------------
Financials -- 1.4%
           400,000 PartnerRe Ltd., 8.000% due 12/31/04                    20,600,000
------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    13 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    JUNE 30, 2002



        SHARES                                  SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.0%
               180,000 General Growth Properties, Inc., 7.250% due 7/15/08         $  5,742,000
               120,000 Reckson Associates Realty Corp., Series A, 7.625%              2,874,000
               185,000 SL Green Realty Corp., 8.000% due 4/15/08 (a)                  6,763,600
-----------------------------------------------------------------------------------------------
                                                                                     15,379,600
-----------------------------------------------------------------------------------------------
Technology -- 2.1%
                67,500 Lucent Technologies Capital Trust I, 7.750% due 3/15/17 (e)   32,415,323
-----------------------------------------------------------------------------------------------
                       TOTAL CONVERTIBLE PREFERRED STOCK
                       (Cost -- $104,023,245)                                        82,565,723
-----------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
Communications -- 0.5%
                91,865 CSC Holdings Inc., Series M, 11.125% due 4/1/08                5,902,326
                 2,999 Dobson Communications Corp., 12.250% due 1/15/08 (f)           1,499,539
-----------------------------------------------------------------------------------------------
                       TOTAL PREFERRED STOCK
                       (Cost -- $12,647,161)                                          7,401,865
-----------------------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING+                                                                           SECURITY   VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 36.9%
Basic Industries -- 4.6%
$ 2,500,000 B+   Airgas, Inc., Company Guaranteed, 9.125% due 10/1/11                                   2,650,000
  5,000,000 B    Compass Minerals Group, Company Guaranteed, 10.000% due 8/15/11                        5,300,000
  4,000,000 A    The Dow Chemical Corp., Notes, 5.250% due 5/14/04                                      4,095,488
                 Georgia-Pacific Corp., Notes:
  2,500,000 BBB-  7.500% due 5/15/06                                                                    2,410,320
  2,500,000 Ba1*  8.875% due 5/15/31                                                                    2,359,138
  4,000,000 B-   Huntsman ICI Chemicals, Company Guaranteed, 10.125% due 7/1/09                         3,600,000
  2,500,000 BBB  ICI Wilmington Inc., 6.950% due 9/15/04                                                2,582,925
  7,500,000 BB-  ISP Chemco Inc., Company Guaranteed, Series B, 10.250% due 7/1/11                      7,687,500
    129,000 NR   Key Plastics Holdings, Inc., Company Guaranteed, Series B, 10.250% due 3/15/07 (b)(d)         13
  2,500,000 BB+  Norampac Inc., Sr. Notes, 9.500% due 2/1/08                                            2,675,000
 10,000,000 B+   OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11                                   10,400,000
  7,500,000 B+   P&L Coal Holdings Corp., Company Guaranteed, Series B, 9.625% due 5/15/08              7,968,750
  7,500,000 CCC+ Riverwood International Corp., Company Guaranteed, 10.625% due 8/1/07                  7,931,250
                 Tembec Industries Inc., Company Guaranteed:
  5,000,000 BB+   8.625% due 6/30/09                                                                    5,175,000
  2,500,000 BB+   8.500% due 2/1/11 (a)                                                                 2,587,500
  2,000,000 BBB  Weyerhaeuser Co., Notes, Floating Rate 3.012% due 9/15/03 (e)                          2,001,292
-----------------------------------------------------------------------------------------------------------------
                                                                                                       69,424,176
-----------------------------------------------------------------------------------------------------------------
Capital Goods -- 2.3%
 10,000,000 B+   Allied Waste North America, Company Guaranteed, Series B, 10.000% due 8/1/09           9,875,800
  5,000,000 BB+  American Standard, Inc., Company Guaranteed, 8.250% due 6/1/09                         5,250,000
  1,000,000 A-   Johnson Controls, Inc., Notes, Floating Rate 2.515% due 11/13/03                       1,001,121
  7,000,000 B+   Nortek Inc., Sr. Notes, Series B, 9.125% due 9/1/07                                    7,122,500
  4,000,000 BBB- Raytheon Co., Notes, 6.500% due 7/15/05 (a)                                            4,198,136
  7,500,000 BB-  Sequa Corp., Sr. Notes, 9.000% due 8/1/09                                              7,575,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       35,022,557
-----------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    14 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    JUNE 30, 2002


    FACE
   AMOUNT    RATING+                                                                           SECURITY    VALUE
--------------------------------------------------------------------------------------------------------------------
Communications -- 9.0%
$    750,000 A    ALLTEL Corp., Sr. Notes, 7.125% due 3/1/03                                            $    767,595
   5,000,000 B-   American Tower Corp., Sr. Notes, 9.375% due 2/1/09                                       2,775,000
  10,000,000 CC   AT&T Canada Inc., Sr. Discount Notes, (zero coupon until 6/15/03,
                    9.950% thereafter), due 6/15/08                                                        1,050,000
                  AT&T Corp.:
                   Notes:
   3,000,000 BBB+    7.750% due 3/1/07                                                                     2,733,093
   7,500,000 BBB+    6.500% due 3/15/29 (a)                                                                5,190,615
   4,500,000 BBB+  Sr. Notes, 7.300% due 11/15/11 (e)                                                      3,741,984
                  AT&T Wireless Services, Inc.:
   6,850,000 BBB   Notes, 8.125% due 5/1/12                                                                5,596,251
                   Sr. Notes:
  10,000,000 BBB     7.500% due 5/1/07                                                                     8,609,970
   8,150,000 BBB     7.875% due 3/1/11                                                                     6,594,581
                  Charter Communications Holdings LLC:
  10,000,000 B+    Sr. Discount Notes, (zero coupon until 1/15/05, 11.750% thereafter), due 1/15/10 (a)    4,550,000
   4,500,000 B+    Sr. Notes, 11.125% due 1/15/11 (a)                                                      3,127,500
   5,000,000 B+   Corus Entertainment Inc., Sr. Sub. Notes, 8.750% due 3/1/12                              5,025,000
   5,000,000 BBB  Cox Communications Inc., Notes, 7.500% due 8/15/04                                       5,083,140
     500,000 BB-  CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16 (a)                            377,500
   5,000,000 B-   Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10                               2,975,000
                  EchoStar Communications Corp., Sr. Notes:
   2,500,000 B+    9.125% due 1/15/09 (e)                                                                  2,300,000
   7,500,000 B+    9.375% due 2/1/09 (a)                                                                   6,975,000
   6,750,000 B+   Insight Midwest, Sr. Notes, 10.500% due 11/1/10                                          6,345,000
     500,000 B    LIN Television Corp., Company Guaranteed, 8.000% due 1/15/08                               500,000
                  Nextel Communications, Sr. Discount Notes:
  10,000,000 B     Zero coupon until 9/15/02, (thereafter 10.650%), due 9/15/07 (a)                        5,475,000
   1,750,000 B     Zero coupon until 10/31/02, (thereafter 9.750%), due 10/31/07 (a)                         879,375
                  NTL Inc., Sr. Notes, Series B:
   5,000,000 D     10.000% due 2/15/07 (d)                                                                 1,350,000
  25,000,000 D     Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08 (d)                           5,625,000
  30,000,000 D     Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08 (d)                        6,150,000
   3,250,000 B-   Price Communications Wireless, Inc., Sr. Sub. Notes, 11.750% due 7/15/07                 3,440,938
  15,000,000 BB   Qwest Capital Funding, Inc., Company Guaranteed, 6.875% due 7/15/28                      7,725,000
   7,500,000 BB+  Qwest Corp., Debentures, 6.875% due 9/15/33                                              5,287,500
   2,500,000 BBB- Rogers Cablesystems Ltd., Sr. Notes, Series B, 10.000% due 3/15/05                       2,612,500
   2,750,000 BB-  Rogers Communications Inc., Sr. Notes, 8.875% due 7/15/07                                2,516,250
                  Rogers Wireless Communications, Inc.:
   2,000,000 BB+   Debentures, 9.375% due 6/1/08                                                           1,390,000
   5,000,000 BB+   Sr. Notes, 9.625% due 5/1/11                                                            3,425,000
   4,000,000 BBB- Sprint Capital Corp., Company Guaranteed, 6.000% due 1/15/07                             3,119,424
  18,800,000 CCC- TeleWest Communications PLC, Sr. Discount Notes, (zero coupon until 2/1/05,
                    11.375% thereafter), due 2/1/10                                                        5,546,000
   5,000,000 B-   Triton PCS Inc., Sr. Sub. Notes, 8.750% due 11/15/11 (a)                                 3,100,000
  45,000,000 C    United Pan-Europe Communications N.V., Series B, Sr. Discount Notes,
                    (zero coupon until 8/1/04, 12.500% thereafter), due 8/1/09 (d)                         4,500,000
     875,000 A-   Viacom Inc., Sr. Notes, 7.150% due 5/20/05                                                 933,576
   3,400,000 CC   WorldCom, Inc., Notes, 6.500% due 5/15/04 (a)                                              561,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                         137,953,792
--------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    15 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002


   FACE
  AMOUNT    RATING+                                                                         SECURITY    VALUE
-----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.3%
$ 1,750,000 B    Advance Stores Co., Inc., Sr. Sub. Notes, 10.250% due 4/15/08                       $  1,846,250
  3,750,000 B+   Argosy Gaming Co., Company Guaranteed, 10.750% due 6/1/09                              4,050,000
  1,000,000 B    Coast Hotels and Casinos, Inc., Company Guaranteed, 9.500% due 4/1/09                  1,055,000
    700,000 A    Costco Wholesale Corp., Sr. Notes, 5.500% due 3/15/07                                    722,583
  3,500,000 BBB+ DaimlerChrysler North America Holding Co., Company Guaranteed, 6.900% due 9/1/04       3,684,478
                 Federated Department Stores, Sr. Notes:
  2,500,000 BBB+  8.500% due 6/15/03                                                                    2,616,468
  5,000,000 BBB+  8.500% due 6/1/10                                                                     5,716,375
  5,000,000 BB+  The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03                              5,061,900
  8,250,000 BB+  Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05 (a)              8,497,500
 10,000,000 BB-  HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08                          9,850,000
 10,000,000 B+   Horseshoe Gaming Holding Corp., Company Guaranteed, Series B, 8.625% due 5/15/09      10,225,000
  6,000,000 BB-  Mandalay Resort Group, Sr. Sub. Notes, Series B, 10.250% due 8/1/07 (a)                6,322,500
                 MGM MIRAGE, Company Guaranteed:
  6,000,000 BB+   9.750% due 6/1/07                                                                     6,360,000
  4,000,000 BB+   8.375% due 2/1/11                                                                     4,040,000
                 Park Place Entertainment Inc., Sr. Sub. Notes:
  5,000,000 BB+   7.875% due 12/15/05                                                                   5,025,000
  4,000,000 BB+   8.875% due 9/15/08                                                                    4,135,000
  1,000,000 BB+   8.125% due 5/15/11 (a)                                                                1,000,000
  5,000,000 B+   Prime Hospitality Corp., Sr. Sub. Notes, 8.375% due 5/1/12 (e)                         4,925,000
  5,000,000 BB   Saks, Inc., Company Guaranteed, 7.375% due 2/15/19                                     3,900,000
  5,000,000 A-   Sears Roebuck Acceptance Corp., Notes, 6.900% due 8/1/03                               5,204,110
  3,000,000 BBB- Starwood Hotels and Resorts Worldwide, Inc., Notes, 7.875% due 5/1/12 (e)              2,955,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       97,192,164
-----------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 3.5%
  7,500,000 B+   Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07                                        7,584,375
  6,000,000 B+   Constellation Brands, Inc., Company Guaranteed, Series B, 8.125% due 1/15/12           6,187,500
  5,500,000 A+   The Earthgrains Co., Notes, 8.375% due 8/1/03                                          5,819,171
  4,500,000 BB-  Fleming Cos. Inc., Company Guaranteed, 10.125% due 4/1/08                              4,590,000
  4,000,000 B    Mail-Well I Corp., Company Guaranteed, Series B, 8.750% due 12/15/08 (a)               3,580,000
  5,000,000 B    Pathmark Stores, Inc., Company Guaranteed, 8.750% due 2/1/12 (a)                       5,100,000
  5,000,000 A-   PepsiAmericas, Inc., Notes, 5.790% due 3/17/03                                         5,084,940
  4,000,000 B    Playtex Products, Inc., Company Guaranteed, 9.375% due 6/1/11                          4,260,000
  3,500,000 B-   Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09                         3,815,000
  5,000,000 BBB  Safeway Inc., Notes, 7.250% due 9/15/04                                                5,352,350
  2,750,000 BB+  Smithfield Foods, Inc., Sr. Notes, Series B, 8.000% due 10/15/09                       2,805,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       54,178,336
-----------------------------------------------------------------------------------------------------------------
Consumer Services -- 2.6%
  1,250,000 BBB  Cendant Corp., Notes, 7.750% due 12/1/03                                               1,283,917
                 Crown Castle International Corp., Sr. Notes:
  3,950,000 B     9.375% due 8/1/11 (a)                                                                 2,508,250
  2,500,000 B     10.750% due 8/1/11 (a)                                                                1,662,500
  1,000,000 BBB  Hertz Corp., Notes, Floating Rate 2.445% due 8/13/04                                     966,212
  7,500,000 B+   Hollinger International Publishing Inc., Company Guaranteed, 9.250% due 3/15/07 (a)    7,762,500
                 Iron Mountain Inc.:
  6,500,000 B     Company Guaranteed, 8.625% due 4/1/13                                                 6,678,750
    500,000 B     Sr. Sub. Notes, 8.250% due 7/1/11                                                       503,750

                      See Notes to Financial Statements.


    16 Smith Barney Premium Total Return Fund |  2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    JUNE 30, 2002


   FACE
  AMOUNT    RATING+                                                            SECURITY    VALUE
---------------------------------------------------------------------------------------------------
Consumer Services -- 2.6% (continued)
$ 8,000,000 B+   Mediacom Communications Corp., Sr. Notes, 9.500% due 1/15/13 (a)       $ 6,960,000
  2,000,000 BBB  Quebecor World Inc., Sr. Sub. Notes, 8.375% due 11/15/08                 2,109,004
  2,500,000 B-   SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09 (a)              1,512,500
                 Sun Media Corp., Sr. Sub. Notes:
  4,500,000 B+    9.500% due 2/15/07                                                      4,702,500
  1,500,000 B+    9.500% due 5/15/07                                                      1,567,500
  1,975,000 B    Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11                         2,162,625
---------------------------------------------------------------------------------------------------
                                                                                         40,380,008
---------------------------------------------------------------------------------------------------
Energy -- 1.9%
 10,000,000 BBB  Louis Dreyfus Natural Gas Corp., Sr. Sub. Notes, 9.250% due 6/15/04     10,907,050
  2,000,000 BB   Luscar Coal Inc., Sr. Notes, 9.750% due 10/15/11                         2,160,000
  7,000,000 B+   Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12 (e)         7,245,000
  2,000,000 BBB  Occidental Petroleum Corp., Sr. Notes, 6.400% due 4/1/03                 2,051,580
  3,000,000 NR   Ultramar Credit, Notes, 8.625% due 7/1/02                                3,000,000
  3,500,000 BB-  Western Gas Resources, Inc., Company Guaranteed, 10.000% due 6/15/09     3,797,500
---------------------------------------------------------------------------------------------------
                                                                                         29,161,130
---------------------------------------------------------------------------------------------------
Financials -- 2.5%
  1,000,000 A+   American General Finance Corp., Notes, Series G, 5.750% due 3/15/07      1,035,858
  1,000,000 A+   Bank of America Corp., Notes, 7.875% due 5/16/05                         1,109,063
  2,000,000 A+   Bank One NA Illinois, Bank Notes, 5.500% due 3/26/07 (a)                 2,059,432
  3,000,000 A    Countrywide Home Loans, Inc., Notes, Series J, 5.250% due 6/15/04 (a)    3,085,290
  1,000,000 AA-  Credit Suisse First Boston (USA), Inc., Notes, 5.875% due 8/1/06         1,037,497
  3,000,000 A-   FleetBoston Financial Corp., Sub. Notes, 8.125% due 7/1/04               3,247,440
  4,000,000 BBB+ Ford Motor Credit Co., Notes, Floating Rate 3.815% due 10/25/04 (a)      4,010,672
  2,750,000 BBB+ General Motors Acceptance Corp., Notes, 6.380% due 1/30/04 (a)           2,850,298
  1,000,000 AA-  International Lease Finance Corp., Notes, Series M, 4.750% due 1/18/05   1,012,957
  4,000,000 A-   Key Bank NA, Sub. Notes, 6.750% due 6/15/03                              4,148,932
  1,000,000 A    Lehman Brothers Holdings Inc., Notes, 7.750% due 1/15/05                 1,075,626
  1,000,000 A-   PNC Funding Corp., Company Guaranteed, 5.750% due 8/1/06                 1,031,675
  5,000,000 BB+  Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06                 5,525,000
  4,000,000 A-   Textron Financial Corp., Notes, 7.125% due 12/9/04                       4,214,368
  1,000,000 A    Wachovia Corp., Sr. Unsubordinated Notes, 6.700% due 6/21/04             1,061,199
  1,800,000 A-   Washington Mutual Finance Corp., Sr. Notes, 8.250% due 6/15/05           1,963,454
---------------------------------------------------------------------------------------------------
                                                                                         38,468,761
---------------------------------------------------------------------------------------------------
Healthcare -- 0.6%
  5,000,000 BBB- HCA Inc., Notes, 8.750% due 9/1/10                                       5,650,710
  2,500,000 B    Vanguard Health Systems, Inc., Company Guaranteed, 9.750% due 8/1/11     2,618,750
---------------------------------------------------------------------------------------------------
                                                                                          8,269,460
---------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.3%
  5,000,000 BB-  FelCor Lodging Trust L.P., Company Guaranteed, 9.500% due 9/15/08        5,100,000
  5,000,000 B-   MeriStar Hospitality Corp., Sr. Sub. Notes, 8.750% due 8/15/07           4,450,000
  6,000,000 BBB  Simon Property Group L.P., Notes, 6.625% due 6/15/03                     6,158,292
  4,000,000 BBB+ Spieker Properties L.P., Notes, 6.800% due 5/1/04                        4,171,168
---------------------------------------------------------------------------------------------------
                                                                                         19,879,460
---------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    17 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    JUNE 30, 2002


   FACE
  AMOUNT    RATING+                                                         SECURITY    VALUE
-------------------------------------------------------------------------------------------------
Technology -- 0.9%
$ 1,000,000 A-   Hewlett-Packard Co., Notes, 7.150% due 6/15/05 (a)                  $  1,063,152
                 Unisys Corp., Sr. Notes:
  1,500,000 BB+   8.125% due 6/1/06                                                     1,492,500
  6,000,000 BB+   7.875% due 4/1/08                                                     5,940,000
  6,400,000 B+   Xerox Capital (Europe) PLC, Company Guaranteed, 5.875% due 5/15/04     5,280,000
-------------------------------------------------------------------------------------------------
                                                                                       13,775,652
-------------------------------------------------------------------------------------------------
Utilities -- 1.4%
  1,000,000 A    Alabama Power Co., Sr. Notes, Series N, 4.875% due 9/1/04              1,021,090
                 Calpine Corp.:
  1,225,000 B+    Company Guaranteed, 8.500% due 5/1/08 (a)                               845,250
  3,500,000 B+    Sr. Notes, 8.625% due 8/15/10                                         2,292,500
  4,500,000 BBB+ Carolina Power & Light Co., First Mortgage, 7.875% due 4/15/04         4,803,246
  5,000,000 BB   CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07 (a)                   3,754,205
    771,000 BBB  Columbia Energy Group, Notes, Series B, 6.610% due 11/28/02              773,662
  1,000,000 A    Georgia Power Co., Sr. Notes, Series J, 4.875% due 7/15/07               999,540
  7,000,000 BBB+ Jersey Central Power & Light Co., First Mortgage, 6.375% due 5/1/03    7,162,729
-------------------------------------------------------------------------------------------------
                                                                                       21,652,222
-------------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS
                 (Cost -- $635,885,745)                                               565,357,718
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 15.3%
Communications -- 2.0%
 15,000,000 B-   EchoStar Communications Corp., 4.875% due 1/1/07                      11,831,250
                 NTL Communications Corp.:
 26,400,000 D     6.750% due 5/15/08 (b)(d)                                             8,448,000
 30,000,000 D     6.750% due 5/15/08 (b)(d)(e)                                          9,600,000
  3,600,000 D     5.750% due 12/15/09 (b)(d)                                              540,000
-------------------------------------------------------------------------------------------------
                                                                                       30,419,250
-------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 0.3%
  5,000,000 BB+  Hilton Hotels Corp., 5.000% due 5/15/06                                4,718,750
-------------------------------------------------------------------------------------------------
Energy -- 0.3%
 11,000,000 NR   Friede Goldman Halter Inc., 4.500% due 9/15/04 (b)(d)                  1,155,000
  2,500,000 BBB- SEACOR Holdings Inc., 5.375% due 11/15/06                              2,806,250
-------------------------------------------------------------------------------------------------
                                                                                        3,961,250
-------------------------------------------------------------------------------------------------
Financials -- 0.2%
  5,000,000 CCC- TeleWest Finance (Jersey) Ltd., 6.000% due 7/7/05 (e)                  3,519,550
-------------------------------------------------------------------------------------------------
Healthcare -- 4.8%
  5,000,000 NR   Affymetrix Inc., 5.000% due 10/1/06                                    4,443,750
 10,000,000 NR   Inhale Therapeutic Systems, Inc., 3.500% due 10/17/07                  5,250,000
                 Invitrogen Corp.:
 32,500,000 NR    2.250% due 12/15/06 (e)                                              25,471,875
  1,000,000 NR    5.500% due 3/1/07                                                       877,500
  4,000,000 NR    5.500% due 3/1/07 (e)                                                 3,510,000
  5,000,000 NR   IVAX Corp., 4.500% due 5/15/08                                         3,750,000
 25,000,000 NR   Medarex, Inc., 4.500% due 7/1/06                                      18,125,000
 15,000,000 NR   Vertex Pharmaceuticals Inc., 5.000% due 9/19/07                       11,531,250
-------------------------------------------------------------------------------------------------
                                                                                       72,959,375
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    18 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    JUNE 30, 2002


   FACE
  AMOUNT    RATING+                                                                          SECURITY    VALUE
------------------------------------------------------------------------------------------------------------------
Technology -- 7.7%
$ 2,500,000 B     BEA Systems, Inc., 4.000% due 12/15/06                                              $  2,040,625
 46,125,000 B+    CIENA Corp., 3.750% due 2/1/08                                                        27,386,719
 24,250,000 B     Citrix Systems, Inc., zero coupon due 3/22/19                                          9,245,312
  5,000,000 BB-   Commscope, Inc., 4.000% due 12/15/06                                                   3,931,250
 10,000,000 BB    Comverse Technology, Inc., 1.500% due 12/1/05                                          7,837,500
 15,000,000 B     Cypress Semiconductor Corp., 4.000% due 2/1/05                                        13,125,000
  7,500,000 B-    DoubleClick, Inc., 4.750% due 3/15/06                                                  6,234,375
 20,000,000 CCC+  i2 Technologies Inc., 5.250% due 12/15/06                                             14,275,000
 12,500,000 NR    Manugistics Group, Inc., 5.000% due 11/1/07                                            8,312,500
 10,000,000 NR    Mercury Interactive Corp., 4.750% due 7/1/07                                           8,050,000
 25,000,000 NR    Network Associates Inc., zero coupon due 2/13/18                                      11,875,000
  3,500,000 B-    ONI Systems Corp., 5.000% due 10/15/05                                                 2,388,750
  5,000,000 NR    Rational Software Corp., 5.000% due 2/1/07                                             4,106,250
------------------------------------------------------------------------------------------------------------------
                                                                                                       118,808,281
------------------------------------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE BONDS
                  (Cost -- $255,423,387)                                                               234,386,456
------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.0%
                  Chase Commercial Mortgage Securities Corp., Series 2000-FL1A:
  2,743,729 BBB    Class E, Floating Rate 3.640% due 12/12/13                                            2,723,151
    958,590 BBB-   Class F, Floating Rate 4.290% due 12/12/13                                              951,401
    341,762 BBB   Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A, Floating Rate
                    2.940% due 7/25/28                                                                     322,965
  2,000,000 BBB-  Contimortgage Home Equity Loan Trust, Series 1999-3, Class B, 7.000% due 12/25/29      1,607,813
                  Countrywide Asset-Backed Certificates:
                   Series 1999-2:
  2,000,000 BBB      Class BV, Floating Rate 4.440% due 5/25/29                                          2,016,240
  3,000,000 AA       Class MV1, Floating Rate 2.280% due 5/25/29                                         3,005,901
  4,025,000 A        Class MV2, Floating Rate 2.740% due 5/25/29                                         4,021,216
                   Series 1999-3:
  1,000,000 Baa2*    Class BV, Floating Rate 4.940% due 10/25/30                                         1,012,500
  4,000,000 A2*      Class MV2, Floating Rate 3.040% due 10/25/30                                        4,012,480
  1,500,000 Baa3* CS First Boston Mortgage Securities Corp., Series 2001-FL1A, Class E, Floating Rate
                    4.044% due 12/5/12                                                                   1,499,295
  5,000,000 Aaa*  Diversified Asset Securitization Holdings, Series 1A, Class A1, Floating Rate
                    2.638% due 12/30/34                                                                  4,925,000
  6,000,000 A     First Dominion Funding I, Series 1A, Class B, Floating Rate 2.583% due 7/10/13         5,535,000
  5,000,000 Baa2* First Dominion Funding II, Series 1A, Class C, Floating Rate 4.390% due 4/25/14        4,756,250
  2,838,127 NR    Guaranteed Residential Securities Trust, Series 1999-A, Class A, Floating Rate
                    2.338% due 1/28/30                                                                   2,752,983
  7,000,000 A-    Highland Legacy Ltd. CLO, Series 1A, Class B2, Floating Rate 3.420% due 6/1/11         6,470,625
  3,443,920 BBB   J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-FL1A,
                    Class F, Floating Rate 3.210% due 7/13/13                                            3,405,175
  2,608,000 BBB   Merrill Lynch Mortgage Investors, Inc., Series 1999-NC1,
                    Class B, Floating Rate 4.739% due 6/20/30                                            2,650,380
    574,790 BBB-  Option One Mortgage Securities Corp., Series 2001-3, Class CTFS, 9.660% due 9/26/31      575,507
    660,449 NR    Paragon Residual Interest, Series 1999-R, Class A, 9.790% due 5/15/05                    528,359

                      See Notes to Financial Statements.


    19 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002


   FACE
  AMOUNT    RATING+                                                                      SECURITY     VALUE
----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.0% (continued)
$ 2,911,789 AAA   Pennant CBO Ltd., Series 1A, Class A, Floating Rate
                    2.810% due 3/14/11                                                            $    2,879,031
    760,335 Aa3*  Sasco Floating Rate Commercial Mortgage, Series 1999-C3, Class G, Floating Rate
                    3.289% due 10/21/13                                                                  761,264
                  Saxon Asset Securities Trust:
  2,450,534 Aa2*   Series 1998-3, Class MV1, Floating Rate 2.340% due 4/25/28                          2,414,161
  4,000,000 Aa2*   Series 1999-2, Class MV1, Floating Rate 2.290% due 5/25/29                          3,987,650
    228,331 Baa2*  Series 1999-3, Class BF1A, 8.640% due 7/25/02                                         230,140
                  Southern Pacific Thrift and Loan Association, Series 1996-C1:
  1,698,722 NR     Class C, Floating Rate 2.840% due 4/25/28                                           1,698,722
  3,000,000 NR     Class D, Floating Rate 3.340% due 4/25/28                                           3,028,140
                  Stanfield CLO, Ltd.:
  5,000,000 AAA    Series 1A, Class A1, Floating Rate 2.630% due 7/15/14                               4,968,750
  6,000,000 A3*    Series 1A, Class B1, Floating Rate 3.480% due 7/15/14                               5,700,000
  3,000,000 A3*    Series 2A, Class B1, Floating Rate 3.330% due 4/15/15                               2,782,500
 11,500,000 A2*   WMC Mortgage Loan Pass-Through Certificates, Series 1999-A,
                    Class M2, Floating Rate 3.340% due 10/15/29                                       11,532,315
----------------------------------------------------------------------------------------------------------------
                  TOTAL ASSET-BACKED SECURITIES
                  (Cost -- $94,598,706)                                                               92,754,914
----------------------------------------------------------------------------------------------------------------
 CONTRACTS                                            SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.7%
Purchased Calls -- 0.7%
                  S&P 500 Index:
      2,000        Call @ $950, Expires 7/20/02                                                        9,890,000
        250        Call @ $975, Expires 8/17/02                                                        1,041,250
----------------------------------------------------------------------------------------------------------------
                  TOTAL PURCHASED OPTIONS
                  (Cost -- $13,262,607)                                                               10,931,250
----------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $1,771,571,673**)                                                      $1,534,157,069
----------------------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(a)All or a portion of this security is on loan (See Note 8).
(b)Non-income producing security.
(c)All or a portion of this security is segregated as collateral to maintain the margin requirement on futures contracts.
(d)Security is currently in default.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)Dividends are payable in cash or, on or prior to January 15, 2003, at the option of the Company, in additional New Shares.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 21 for definitions of ratings.

                      See Notes to Financial Statements.


    20 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic
                conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated
                categories.
BB,          -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance,
B, CCC and CC   as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk
                exposures to adverse conditions.
C            -- Bonds rated "C" are bonds on which no interest is being paid.
D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not be well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

    21 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)    JUNE 30, 2002


    ASSETS:
       Investments, at value (Cost -- $1,771,571,673)         $1,534,157,069
       Collateral for securities on loan (Note 8)                129,706,907
       Receivable for securities sold                             26,264,125
       Interest and dividends receivable                          18,008,615
       Receivable for Fund shares sold                               826,954
       Prepaid expenses                                               13,893
    --------------------------------------------------------------------------
       Total Assets                                            1,708,977,563
    --------------------------------------------------------------------------
    LIABILITIES:
       Payable for securities on loan (Note 8)                   129,706,907
       Payable for securities purchased                           18,077,224
       Payable to bank                                             2,782,922
       Dividend payable                                            1,574,568
       Payable for Fund shares purchased                           1,324,956
       Investment advisory fee payable                               734,864
       Payable to broker -- variation margin                         338,750
       Distribution fees payable                                     309,363
       Administration fee payable                                    279,177
       Accrued expenses                                              213,969
    --------------------------------------------------------------------------
       Total Liabilities                                         155,342,700
    --------------------------------------------------------------------------
    Total Net Assets                                          $1,553,634,863
    --------------------------------------------------------------------------
    NET ASSETS:
       Par value of shares of beneficial interest             $      123,631
       Capital paid in excess of par value                     1,854,709,484
       Overdistributed net investment income                        (973,138)
       Accumulated net realized loss from security
         transactions, futures contracts and options             (62,760,720)
       Net unrealized depreciation of investments, futures
         contracts and foreign currencies                       (237,464,394)
    --------------------------------------------------------------------------
    Total Net Assets                                          $1,553,634,863
    --------------------------------------------------------------------------
    Shares Outstanding:
       Class A                                                    61,645,633
       --------------------------------------------------------------------
       Class B                                                    46,349,391
       --------------------------------------------------------------------
       Class L                                                     7,961,364
       --------------------------------------------------------------------
       Class O                                                     2,206,318
       --------------------------------------------------------------------
       Class Y                                                     5,468,438
       --------------------------------------------------------------------
    Net Asset Value:
       Class A (and redemption price)                                 $12.60
       --------------------------------------------------------------------
       Class B *                                                      $12.51
       --------------------------------------------------------------------
       Class L **                                                     $12.54
       --------------------------------------------------------------------
       Class O **                                                     $12.51
       --------------------------------------------------------------------
       Class Y (and redemption price)                                 $12.74
       --------------------------------------------------------------------
    Maximum Public Offering Price Per Share:
       Class A (net asset value plus 5.26% of net asset
         value per share)                                             $13.26
       --------------------------------------------------------------------
       Class L (net asset value plus 1.01% of net asset
         value per share)                                             $12.67
    --------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


    22 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE 30, 2002


INVESTMENT INCOME:
   Interest                                                                $  37,979,380
   Dividends                                                                   9,351,445
   Less: Foreign withholding tax                                                (102,661)
-----------------------------------------------------------------------------------------
   Total Investment Income                                                    47,228,164
-----------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                            4,814,273
   Distribution fees (Note 2)                                                  4,247,078
   Administration fee (Note 2)                                                 1,750,645
   Shareholder and system servicing fees                                         791,196
   Shareholder communications                                                     65,087
   Custody                                                                        41,702
   Registration fees                                                              41,218
   Audit and legal                                                                17,666
   Trustees' fees                                                                 15,959
   Other                                                                           6,480
-----------------------------------------------------------------------------------------
   Total Expenses                                                             11,791,304
-----------------------------------------------------------------------------------------
Net Investment Income                                                         35,436,860
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 4, 5 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                 (10,458,715)
     Futures contracts                                                       (10,621,979)
     Options purchased                                                       (11,576,557)
     Options written                                                           1,372,676
     Foreign currency transactions                                                 1,348
-----------------------------------------------------------------------------------------
   Net Realized Loss                                                         (31,283,227)
-----------------------------------------------------------------------------------------
   Net Change in Unrealized Depreciation From:
     Security transactions                                                  (208,153,195)
     Foreign currency transactions                                                 4,446
-----------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                  (208,148,749)
-----------------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts, Options and Foreign Currencies  (239,431,976)
-----------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                     $(203,995,116)
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    23 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                          2002            2001
----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $   35,436,860  $   81,257,684
   Net realized loss                                                    (31,283,227)    (32,436,303)
   Increase in net unrealized depreciation                             (208,148,749)   (125,389,073)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                              (203,995,116)    (76,567,692)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (39,090,597)    (91,905,765)
   Net realized gains                                                            --     (35,433,042)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders            (39,090,597)   (127,338,807)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                     140,946,610     491,096,831
   Net asset value of shares issued for reinvestment of dividends        29,554,210      98,355,460
   Cost of shares reacquired                                           (205,785,271)   (567,298,586)
----------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions       (35,284,451)     22,153,705
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                 (278,370,164)   (181,752,794)
NET ASSETS:
   Beginning of period                                                1,832,005,027   2,013,757,821
----------------------------------------------------------------------------------------------------
   End of period*                                                    $1,553,634,863  $1,832,005,027
----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:      $(973,138)     $2,679,251
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    24 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the mean of the quoted bid and asked prices. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


    25 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement January 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended June 30, 2002, interest income decreased by $988,374, net realized loss decreased by $519,352 and the change in net unrealized depreciation of investments decreased by $469,022.

In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of SBFM. Pursuant to the sub-advisory agreement, SBAM is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBFM pays SBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of the Fund. This fee is paid monthly.

SBFM acts as Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended June 30, 2002, the Fund paid transfer agent fees of $700,970 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2002, SSB and its affiliates received brokerage commissions of $108,198.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.


    26 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

For the six months ended June 30, 2002, SSB received sales charges of approximately $214,000 and $223,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended June 30, 2002, CDSCs paid to SSB were approximately:

                                    Class A    Class B    Class L
-----------------------------------------------------------------
CDSCs                               $1,000     $315,000   $20,000
-----------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively.

For the six months ended June 30, 2002, total Distribution Plan fees incurred were:

                                        Distribution
                                         Plan Fees
----------------------------------------------------
Class A                                  $1,076,309
---------------------------------------------------
Class B                                   2,542,032
---------------------------------------------------
Class L                                     517,804
---------------------------------------------------
Class O                                     110,933
---------------------------------------------------

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------
Purchases                                $758,618,975
----------------------------------------------------
Sales                                     792,948,994
----------------------------------------------------

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------
Gross unrealized appreciation           $  74,319,550
Gross unrealized depreciation            (311,734,154)
-----------------------------------------------------
Net unrealized depreciation             $(237,414,604)
-----------------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


    27 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a coun-terparty fail to perform under such contracts.

At June 30, 2002, the Fund had the following open futures contracts:

                      # of                  Basis        Market    Unrealized
Purchased Contracts Contracts Expiration    Value        Value     Gain (Loss)
-------------------------------------------------------------------------------
    Nasdaq 100         400       9/02    $ 44,315,650 $ 42,160,000 $(2,155,650)
    S&P 500            250       9/02      59,775,750   61,881,250   2,105,500
-------------------------------------------------------------------------------
    Total                                $104,091,400 $104,041,250 $   (50,150)
-------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund held purchased call options with a total cost of $13,262,607.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written covered call option transactions occurred during the six months ended June 30, 2002:

                                                       Number of
                                                      Contracts      Premiums
 ------------------------------------------------------------------------------
 Options written, outstanding at December 31, 2001       1,915     $ 1,543,651
 Options cancelled in closing purchase transactions     (1,375)     (1,046,490)
 Options expired                                          (540)       (497,161)
 ------------------------------------------------------------------------------
 Options written, outstanding at June 30, 2002              --     $         0
 ------------------------------------------------------------------------------


    28 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

6. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2002, the Fund did not have any open forward foreign currency contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

For the six months ended June 30, 2002, the Fund did not earn any interest income from securities lending.

At June 30, 2002, the Fund loaned common stocks having a market value of $125,369,298. The Fund received cash collateral amounting to $129,706,907 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

9. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $28,185,000 of unused capital loss carryforwards available to offset future capital gains expiring on December 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


    29 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

10.Shares of Beneficial Interest

At June 30, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                   Six Months Ended              Year Ended
                                    June 30, 2002             December 31, 2001
                              -------------------------  --------------------------
                                Shares        Amount        Shares        Amount
------------------------------------------------------------------------------------
Class A
Shares sold                    5,146,585  $  73,209,915   19,503,671  $ 305,439,552
Shares issued on reinvestment  1,182,164     16,363,206    3,153,878     48,314,526
Shares reacquired             (5,078,216)   (71,120,640)  (9,373,712)  (144,622,259)
------------------------------------------------------------------------------------
Net Increase                   1,250,533  $  18,452,481   13,283,837  $ 209,131,819
------------------------------------------------------------------------------------
Class B
Shares sold                    2,706,040  $  37,951,207    6,608,402  $ 100,863,633
Shares issued on reinvestment    798,941     10,986,956    2,913,951     44,569,396
Shares reacquired             (8,757,008)  (122,481,481) (26,259,504)  (405,880,494)
------------------------------------------------------------------------------------
Net Decrease                  (5,252,027) $ (73,543,318) (16,737,151) $(260,447,465)
------------------------------------------------------------------------------------
Class L
Shares sold                    1,918,613  $  27,036,765    5,023,489  $  77,085,218
Shares issued on reinvestment    121,456      1,669,855      230,575      3,484,332
Shares reacquired               (663,793)    (9,190,709)    (703,090)   (10,433,969)
------------------------------------------------------------------------------------
Net Increase                   1,376,276  $  19,515,911    4,550,974  $  70,135,581
------------------------------------------------------------------------------------
Class O
Shares sold                       19,580  $     273,028       51,064  $     792,407
Shares issued on reinvestment     38,834        534,193      130,154      1,987,206
Shares reacquired               (208,348)    (2,908,718)    (407,153)    (6,171,875)
------------------------------------------------------------------------------------
Net Decrease                    (149,934) $  (2,101,497)    (225,935) $  (3,392,262)
------------------------------------------------------------------------------------
Class Y
Shares sold                      171,173  $   2,475,695      430,454  $   6,916,021
Shares reacquired                 (5,907)       (83,723)     (11,339)      (189,989)
------------------------------------------------------------------------------------
Net Increase                     165,266  $   2,391,972      419,115  $   6,726,032
------------------------------------------------------------------------------------

    30 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                      2002/(1)(2)/    2001/(2)/    2000/(2)/    1999/(2)/    1998/(2)/    1997/(2)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                $14.56          $16.19       $18.07       $21.38       $22.19       $19.14
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/           0.30            0.70         0.83         0.54         0.33         0.39
  Net realized and unrealized
   gain (loss)/(3)/                   (1.93)          (1.27)        0.29         0.50         1.00         4.29
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations   (1.63)          (0.57)        1.12         1.04         1.33         4.68
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.33)          (0.78)       (0.77)       (0.49)       (0.25)       (0.38)
  Net realized gains                     --           (0.28)       (2.23)       (3.86)       (1.89)       (1.25)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                   (0.33)          (1.06)       (3.00)       (4.35)       (2.14)       (1.63)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $12.60          $14.56       $16.19       $18.07       $21.38       $22.19
--------------------------------------------------------------------------------------------------------------------
Total Return                         (11.38)%++       (3.65)%       6.48%        5.37%        6.20%       25.19%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (millions)                        $   777         $   879      $   763      $   667      $   896      $   834
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.12%+          1.08%        1.09%        1.12%        1.12%        1.11%
  Net investment income/(3)/           4.28+           4.50         4.71         2.63         1.48         1.89
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  44%             85%          73%          93%          43%          43%
--------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.31, $1.94 and 4.39% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

    31 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:


Class B Shares                      2002/(1)(2)/   2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)/   1997/(2)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period               $14.44         $16.05      $17.94      $21.26      $22.17      $19.14
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/          0.26           0.60        0.73        0.41        0.22        0.29
  Net realized and unrealized
   gain (loss)/(3)/                  (1.90)         (1.24)       0.28        0.52        0.99        4.28
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations  (1.64)         (0.64)       1.01        0.93        1.21        4.57
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.29)         (0.69)      (0.67)      (0.39)      (0.23)      (0.29)
  Net realized gains                    --          (0.28)      (2.23)      (3.86)      (1.89)      (1.25)
--------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.29)         (0.97)      (2.90)      (4.25)      (2.12)      (1.54)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $12.51         $14.44      $16.05      $17.94      $21.26      $22.17
--------------------------------------------------------------------------------------------------------------
Total Return                        (11.52)%++      (4.14)%      5.87%       4.85%       5.64%      24.55%
--------------------------------------------------------------------------------------------------------------
Net
  Assets, End of Period (millions)    $580           $745      $1,097      $1,709      $3,110      $3,170
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            1.61%+         1.62%       1.61%       1.63%       1.61%       1.60%
  Net investment income/(3)/          3.78+          3.94        4.19        2.02        0.99        1.39
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 44%            85%         73%         93%         43%         43%
--------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.27, $1.91 and 3.89% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

    32 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares            2002/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(3)/
----------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period        $14.48      $16.08    $17.97    $21.29     $23.06
----------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
   income/(4)/                 0.25        0.56      0.66      0.40       0.06
  Net realized and
   unrealized gain
   (loss)/(4)/                (1.92)      (1.24)     0.30      0.48      (0.01)
----------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                  (1.67)      (0.68)     0.96      0.88       0.05
----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income       (0.27)      (0.64)    (0.62)    (0.34)     (0.00)*
  Net realized gains             --       (0.28)    (2.23)    (3.86)     (1.82)
----------------------------------------------------------------------------------
Total Distributions           (0.27)      (0.92)    (2.85)    (4.20)     (1.82)
----------------------------------------------------------------------------------
Net Asset Value, End of
  Period                     $12.54      $14.48    $16.08    $17.97     $21.29
----------------------------------------------------------------------------------
Total Return                 (11.67)%++   (4.35)%    5.58%     4.60%      0.36%++
----------------------------------------------------------------------------------
Net Assets, End of
  Period (millions)         $   100     $    95   $    33   $    23        $25
----------------------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Expenses                     1.88%+      1.88%     1.87%     1.88%      1.82%+
  Net investment
   income/(4)/                 3.54+       3.73      3.91      1.93       0.55+
----------------------------------------------------------------------------------
Portfolio Turnover Rate          44%         85%       73%       93%        43%
----------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from June 15, 1998 (inception date) to December 31, 1998.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, the ratio of net investment income to average net assets would have been 3.65%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

    33 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares                                2002/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(3)/ 1997/(2)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $14.45      $16.07    $17.95    $21.28      $22.18     $19.15
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                       0.26        0.61      0.74      0.42        0.23       0.30
  Net realized and unrealized gain
   (loss)/(4)/                                    (1.91)      (1.26)     0.29      0.51        0.99       4.28
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (1.65)      (0.65)     1.03      0.93        1.22       4.58
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.29)      (0.69)    (0.68)    (0.40)      (0.23)     (0.30)
  Net realized gains                                 --       (0.28)    (2.23)    (3.86)      (1.89)     (1.25)
-----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.29)      (0.97)    (2.91)    (4.26)      (2.12)     (1.55)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $12.51      $14.45    $16.07    $17.95      $21.28     $22.18
-----------------------------------------------------------------------------------------------------------
Total Return                                     (11.57)%++   (4.16)%    5.97%     4.83%       5.69%     24.60%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)            $    27     $    34   $    41   $    60     $   109    $    94
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.59%+      1.60%     1.58%     1.60%       1.59%      1.56%
  Net investment income/(4)/                       3.80+       3.97      4.22      2.05        1.02       1.41
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              44%         85%       73%       93%         43%        43%
----------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class O shares.
(4)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.27, $1.92 and 3.91% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    34 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:


Class Y Shares                                2002/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/ 1997/(2)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $14.71      $16.36    $18.22    $21.49    $22.24    $19.17
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                       0.33        0.75      0.90      0.64      0.40      0.47
  Net realized and unrealized gain
   (loss)/(3)/                                    (1.94)      (1.28)     0.28      0.48      1.01      4.29
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (1.61)      (0.53)     1.18      1.12      1.41      4.76
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.36)      (0.84)    (0.81)    (0.53)    (0.27)    (0.44)
  Net realized gains                                 --       (0.28)    (2.23)    (3.86)    (1.89)    (1.25)
--------------------------------------------------------------------------------------------------------
Total Distributions                               (0.36)      (1.12)    (3.04)    (4.39)    (2.16)    (1.69)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $12.74      $14.71    $16.36    $18.22    $21.49    $22.24
--------------------------------------------------------------------------------------------------------
Total Return                                     (11.17)%++   (3.33)%    6.81%     5.72%     6.56%    25.61%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)            $    70     $    78   $    80   $    86   $    77   $    51
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.77%+      0.77%     0.77%     0.77%     0.76%     0.76%
  Net investment income/(3)/                       4.63+       4.80      5.05      3.08      1.82      2.22
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              44%         85%       73%       93%       43%       43%
--------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.34, $1.95 and 4.75% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    35 Smith Barney Premium Total Return Fund | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                           PREMIUM TOTAL RETURN FUND




TRUSTEES                     INVESTMENT ADVISER
Lee Abraham                  Smith Barney Fund
Allan J. Bloostein             Management LLC
Jane F. Dasher
Donald R. Foley              DISTRIBUTOR
R. Jay Gerken                Salomon Smith Barney Inc.
Richard E. Hanson, Jr.
Paul Hardin                  CUSTODIAN
Heath B. McLendon, Chairman  State Street Bank and
Roderick C. Rasmussen          Trust Company
John P. Toolan
                             TRANSFER AGENT
OFFICERS                     Travelers Bank & Trust, fsb.
Heath B. McLendon            125 Broad Street, 11th Floor
President and                New York, New York 10004
Chief Executive Officer
                             SUB-TRANSFER AGENT
R. Jay Gerken                PFPC Global Fund Services
Executive Vice President     P.O. Box 9699
                             Providence, Rhode Island
Lewis E. Daidone             02940-9699
Senior Vice President and
Chief Administrative Officer

Ross S. Margolies
Investment Officer

Mark J. McAllister
Investment Officer

Irving P. David
Chief Financial Officer
and Treasurer

Frances M. Guggino
Controller

Christina T. Sydor
Secretary

   Smith Barney Premium Total Return Fund




 This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Premium Total Return Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIUM TOTAL RETURN FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2169 8/02                                                            02-3642